UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report December 31, 2014

JDD

Nuveen Diversified Dividend and Income Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	12
Common Share Information	13
Risk Considerations	16
Performance Overview and Holding Summaries	18
Shareholder Meeting Report	20
Report of Independent Registered Public Accounting Firm	21
Portfolio of Investments	22
Statement of Assets and Liabilities	37
Statement of Operations	38
Statement of Changes in Net Assets	39
Statement of Cash Flows	40
Financial Highlights	42
Notes to Financial Statements	44
Additional Fund Information	57
Glossary of Terms Used in this Report	59
Reinvest Automatically, Easily and Conveniently	61
Board Members & Officers	62

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
February 23, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments Inc. (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, leads the Fund's management team at the firm.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Fund Investment Policy Changes

During August 2014 the Fund's Board of Trustees approved changes to the Fund's investment policies, which are primarily intended to update and clarify the investment parameters used to manage the global equity income portion of the Fund sub-advised by NWQ. The clarifications and changes to the Fund's investment policies that apply to the Fund as a whole and that apply only to the global equity income strategy portion of the Fund are detailed below. The policy changes became effective September 1, 2014.

The following summarizes the clarifications and changes that apply at the overall Fund level:

•  Provide greater flexibility to invest (up to 60% of the Fund's managed assets) in non-US issues of any currency;

•  Clarify that at least 80% of the Fund's managed assets will be invested in income producing or dividend paying securities;

•  Clarify the Fund's use of options for hedging purposes and expand the flexibility for the Fund to write (sell) covered puts and call options for enhancing risk-adjusted returns; and

•  Clarify that the Fund's policies regarding credit ratings do not apply to the global equity income and real estate securities strategy portions of the Fund.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

The following summarizes the clarifications and changes that apply only to the global equity income strategy portion of the Fund:

•  Provide that at least 65% of the global equity income strategy will be invested in income-producing or dividend-paying securities;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in emerging market issuers;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in convertible securities;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in preferred securities;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in debt: and

•  Clarify that at least 80% of the global equity income strategy will be invested in equity security holdings that may include common stocks, preferred stocks, convertible securities, common and preferred securities issued by master limited partnerships (MLPs) and REITs of U.S. and non-U.S. issuers.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management reviews economic and market conditions, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended December 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed's 2% longer-run goal. However, if economic data shows faster progress toward the Fed's employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.6% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) rose 0.8% year-over-year as of December 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of December 31, 2014, the national unemployment rate was 5.6%, the lowest level since July 2008, down from the 6.7% reported in December 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.7% for the twelve months ended November 2014 (most recent data available at the time this report was prepared).

Nuveen Investments

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed's quantitative easing program. Also contributing to investor concern was Congress's failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early June high of approximately $105/barrel and ended the reporting period at approximately $65/barrel (source: West Texas Intermediate).

For the year, the best performing sectors in the Russell 3000® Value Index after technology, which posted the highest return, were the defensive/high dividend paying sectors (health care, utilities and consumer staples). Within the index's finance sector, REITs posted exceptionally strong returns. Given the strength of our economy and dollar, U.S. equity markets substantially outperformed returns from almost all developed equity markets with the S&P 500® Index beating the MSCI EAFE Index by more than 1800 basis points in local currency terms, the most since 1997. Despite some positive performance in local currencies, our investment in non-U.S. based companies through American Depositary Receipts (ADRs) served as a meaningful headwind to performance driven mainly by the weakening of those currencies relative to the U.S. Dollar. The market was extremely narrow and defensive, particularly toward the end of the year as global economic weakness surfaced.

REIT common equities, as measured by the Wilshire U.S. Real Estate Securities Index (WILRESI), surged in 2014, generating highly attractive returns amid easing long-term interest rates, advancing U.S. equity markets and a steady U.S. economic rebound, all against the backdrop of a number of simmering global economic and political risks. Interest rate trends were evident as well in the healthy returns generated by REIT senior fixed income securities, particularly REIT perpetual preferred securities, as measured by the Wells Fargo Hybrid and Preferred Securities REIT Index (WHPSR) with their extended duration profile.

Throughout much of the reporting period, the loan market was defined by continued retail mutual fund outflows being largely offset by supportive institutional demand; predominantly collateralized loan obligation (CLO) issuance. The reporting period began with most of the loan market being priced above par, with an outlook based on coupon-like return expectations. Conversely, by the end of the reporting period, the loan market experienced increased volatility, driven largely by fourth quarter weakness and finished with a vast majority of the loan market priced below par. In addition, while energy is only a fractional representation of the loan market, weakness in the sector seemingly re-priced risk across all credit assets as well as increased default concerns in the energy sector. Other notable influences came in the second half of the reporting period as net new supply within loans gained steam on the heels of merger and acquisition (M&A) activity and overall leveraged buyout (LBO) financing.

Performance across the emerging markets fixed income sectors was mixed during 2014. External sovereign debt, as measured by the JPMorgan EMBI Global Diversified Index, returned 7.43% during the reporting period, with the flattening of the U.S. Treasury curve outweighing the negative impact from the widening of the spreads. Corporate debt, as

Nuveen Investments

Portfolio Managers' Comments (continued)

measured by the CEMBI Broad Diversified Index, also generated a positive total return of 4.96% during the reporting period. On the other hand, local-currency markets struggled in 2014, with the JPMorgan GBI-EM Global Diversified Index posting a return of -5.72% for the reporting period. Depreciation of emerging markets currencies versus the U.S. dollar drove negative performance, which outweighed the positive impact from decreases in emerging markets interest rates. The U.S. dollar rallied versus most currencies as policy tightening expectations and strong domestic data continued to support it.

What were the key strategies used to manage the Fund during this twelve-month reporting period ended December 31, 2014?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund's portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets or a positive change in the underlying fundamentals. NWQ focuses on trying to manage downside risk exposure, on each company's balance sheet and cash flow statement, not just the income statement and believes that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, Security Capital seeks to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund's portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund's capital remained invested in issuers with strong credit profiles among non-investment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, expects to invest in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research. Throughout the reporting period, Wellington Management emphasized fundamentals over valuations in external debt, favoring countries like Colombia, Romania and Indonesia. Latin America remained a favorite region and we increased its overweight positioning. We also continued to favor local bond markets in Latin America and had exposure to local rates in countries with steep curves and relatively high yields, such as Brazil, Colombia and Mexico. We added exposure to local rates in Brazil as the market has weakened. Within Eastern Europe, Middle East and Africa (EEMEA), thet turned more defensive on Russia and moved to an underweight due to elevated geopolitical risk stemming from the ongoing conflict with Ukraine. Favoring

Nuveen Investments

some smaller markets in Eastern Europe where we expected spreads to compress as credit quality improved such as Lithuania and Romania and increased our underweight in Asia given tight valuations. Particularly, reducing exposure to China and the Philippines towards the end reporting period, where valuations appeared stretched. They remain cautious on corporate debt and continued reducing exposure in light of weaker domestic growth, relatively tight valuations and further expected issuance into the end of the reporting period. We became cautious on emerging markets currencies toward the end of the reporting period and anticipate that negative momentum may persist until commodity prices can stabilize.

How did the Fund perform during this twelve-month reporting period ended December 31, 2014?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended December 31, 2014. For the twelve-month period ended December 31, 2014, the Fund's total return on common share net asset value (NAV) outperformed its comparative Blended Index and the S&P 500® Index.

NWQ

For the dividend paying equity portion of the Fund's portfolio, managed by NWQ, the Fund's performance reflects gains in several holdings for the year, although equity returns did modestly trail the Russell 3000® Value Index for the reporting period. Overweight positions in the consumer discretionary, health care, and technology sectors had a positive impact on performance, as well as a smaller energy exposure relative to the benchmark. Unfavorable stock selection in the industrial and telecommunication industries detracted from returns.

Several holdings positively contributed to performance. CVS Caremark Corporation appreciated on strong fundamentals and indications that the company will see significantly less impact from reimbursement pressures and generic drug inflation than its competitors. Underlying trends remain solid as the focus on increasing store brand penetration and prudent promotions are driving growth and margins.

Also contributing to performance was Teva Pharmaceutical Industries Ltd., which has embarked on an aggressive $2 billion cost cutting plan that should help maintain strong profitability in the face of the upcoming patent expiration of its multiple sclerosis drug, Copaxone. Teva received FDA approval in late January for a 3 day/week dosing for Copaxone, and is actively working to shift its patients to the new formulation.

Time Warner Inc. outperformed both the index and its media peers during the period as there has been a widening valuation gap between differences in quality in the industry. Time Warner has established itself as a high quality name as it continues to develop content with sports and HBO. The company rejected a takeover from Fox in July and instead laid out a plan whereby it could add more value to shareholders by going it alone.

Several positions detracted from performance including, Copa Holdings, S.A., a leading Latin American airline with a strong balance sheet and one of the most modern fleets in the industry. The company's primary hub in Panama is ideally positioned between North and South America. The shares sold off on concerns that Venezuela, a strategically important market for Copa, would devalue its currency and place restrictions on the repatriation of cash out of the country. The company has $300 million in cash on its balance sheet. Furthermore, Copa had to reduce service in the country and has placed limits on bolivar-denominated ticket sales. We believe that Copa's robust growth and high profitability remain intact despite these headwinds.

Also detracting from performance was Medley Capital Corporation, a New York City based business development company (BDC) that invests in the senior secured debt of private lower middle market companies. The stock underperformed on growing concern regarding the credit quality of the company's portfolio and related potential book value deterioration and stagnation. Management is expected to reduce the company's dividend in early 2015 as a result. NWQ continues to own this position.

Nuveen Investments

Portfolio Managers' Comments (continued)

Lastly, National CineMedia, Inc. (NCMI), the largest supplier of commercials in movie theaters, declined after the U.S. Justice Dept. sued to stop the company's planned acquisition of its closest competitor, Screenvision Cinema Network. NCMI management is confident that the transaction will ultimately close as it believes many of the conclusions are inaccurate, particularly the narrowly defined in-theater advertising market and cinema advertising's small share of overall domestic advertising spending. We trimmed the stake in NCMI during the reporting period.

Security Capital

In the real estate portion of the Fund managed by Security Capital, there were distinctive performance differences by major property type with the underlying themes and influences reflecting company-specific factors, earlier period performance differentials as well as shifting investor expectations colored by macro-economic trends. In this context, the performance leaders by major property type were the apartment, office and regional mall companies. Office property operations in general have been challenged by generally weak user demand driven by cost sensitive business tenants and efficiency gains in office space use, particularly for more fungible suburban product. But asset pricing for quality assets in primary markets has remained strong and strength in technology and life science markets has driven leasing and development opportunities for a number of office companies, both areas of overweight in the Fund's holdings during the reporting period. Apartment companies continue to drive healthy revenue growth, but coming into 2014 investors were wary of asset and company valuations in the context of rebounding levels of new supply, rising property taxes and perceived headwinds from a recovering single family housing market. Discounted valuations on the heels of lagging performance in 2013 and evidence of a sputtering single family housing recovery during the year were key drivers of strong stock performance for the group. Finally, investors have been cautious over trends impacting regional malls including a deceleration in sales growth over the last year, renewed worries over the health of mall anchors Sears and J.C. Penney, and escalating competition from internet-based sales and urban off-mall retail alternatives. But after significant underperformance in 2013, the stocks were energized by actual and potential merger and acquisition (M&A) activity as well as the prospective boost to consumers from the rapid fall-off in energy prices.

The Fund's benchmark-relative performance was constrained by equity investments in hotels, industrial and strip center companies. For hotel companies, returns in the Fund were positive on an absolute basis as economically sensitive operations continued to respond very favorably to a combination of healthy corporate and leisure travel patterns and the generally low level of new supply. Within industrial, while rent and occupancy trends have been very healthy, investors are wary of escalating levels of new construction in a number of key distribution markets, particularly given the very short lead times for delivering new industrial assets and abundant capital availability. Lastly, operations for the strip shopping center companies are benefiting from healthy demand for space from big box anchor tenants in the context of almost no new construction, and hopeful indicators for in-line small shop tenancy related to a strengthening economy. Investors are wary of prospective challenges, however, including shifting big box business models in the face of internet competition, heightened competition facing grocers and relatively fragile small shop credit.

While dedicated real estate investors are keenly focused on interest rates, the continued advance of underlying asset values suggest that private real estate markets as a whole have largely shrugged off interest rate gyrations. Real estate investors appear focused to a greater extent on a host of factors which have not changed and together characterize a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. These include low borrowing spreads, accommodating debt markets, low levels of new construction and stable-to-improving rent/occupancy levels. In this context, U.S. and global institutional demand for U.S. real estate investments is very strong, pricing is stable-to-improving and there is a suggestion that private capital stands ready to take advantage of public market overreactions where they occur.

The behavior of generalist stock investors, large/small cap stock funds, hedge funds, closed end funds suggest a different view. Many of these investors embrace a dividend orientation to investing in REIT common equity and within

Nuveen Investments

their portfolios REITs are aligned with a group of income-oriented investments, which become significantly less appealing as rates rise.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund's performance during the reporting period. Credit selection was the primary driver of performance. Our holdings in the food & drug and health care sectors were top contributors to performance, while our financial and energy holdings detracted from performance.

The Fund's position in the term loan of U.S. Foods, Inc. contributed to the performance. Symphony believes the food and drug sector has historically been more defensive during periods of volatility and believes this loan offers an attractive coupon relative to the rest of the sector and broad market. Both the sector and the company have performed well, especially during the fourth quarter and anticipate the loan will continue to be a core position in the Fund's portfolio in the near term. Also contributing to the Fund's performance was a term loan of Drumm Investors LLC. Drumm specializes in health care for seniors and performance benefited as the firm completed amendments to their loans throughout the year and continue to offer healthy yields. Additionally, performance was benefited by the loan of Yell Group PLC, a multi-national directories and internet services company.

While only a modest representation of the overall markets and the Fund's portfolio, energy holdings were the key detractors for the reporting period. Symphony began reducing its exposure to the sector ahead of the steep decline in oil prices and continued to maintain modest exposures that detracted from overall performance. Specifically, the loan of Seadrill Partners LLC, an offshore drilling company, weighed on performance as it suffered from broad negative sentiment around the industry. Also detracting from performance was the loan of Fieldwood Energy, LLC. The company is focused on the acquisition and development of conventional oil and gas assets in North America, including the Gulf of Mexico.

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, both country rotation strategies and security selection contributed to overall performance. Among country rotation strategies, an underweight to Ukraine and an overweight to Romania and Indonesia contributed to overall performance, while an overweight exposure earlier in the reporting period to Russia, as well as an underweight to the Philippines and China detracted. Within security selection, positioning in Kazakhstan, Indonesia and Mexico contributed to overall performance, while security selection in Turkey, Peru and Brazil detracted. Wellington also used currency forward contracts, buying currencies expected to appreciate and selling currencies that were expected to depreciate. Currency forwards were also used to hedge currency exposure of the local currency denominated emerging markets debt holdings. In aggregate, these contracts slightly contributed to the overall performance during the reporting period.

The Fund wrote (sold) call options on equities in 2014. The effect on performance for the reporting period was slightly positive.

The commodity decline, particularly for oil prices, has weighed on a number of emerging markets. Calling a bottom in oil prices is difficult to predict given the pace of the decline. Wellington believes that the sell-off has largely been driven by supply rather than demand concerns. Lower oil prices will ultimately cause some of that excess supply to come out of the market. This should enable oil prices to rebound over time. While this may take some time, Wellington is looking for opportunities in oil exporting countries that can endure a period of lower prices, such as Mexico and Colombia. We are more cautious on oil producing countries that are either dependent on higher oil prices, like Venezuela and Nigeria or that have other fundamental challenges, such as Ghana. We look for opportunities in markets and regions that stand to benefit from lower oil prices, including select markets in Eastern Europe and Asia.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was modestly negative during this reporting period, as interest rates moved lower.

As of December 31, 2014, the Fund's percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	30.12%
Regulatory Leverage*	30.12%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of December 31, 2014, the Fund had outstanding bank borrowings of $116,500,000.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2014. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Common Share Information (continued)

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2014. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of December 31, 2014 (Common Shares)	JDD
Inception date	9/25/03
Fiscal year (calendar year) ended December 31, 2014:
Per share distribution:
From net investment income	$1.03
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00
Total per share distribution	$1.03
Current distribution rate*	8.84%
Average annual total returns:
Excluding retained gain tax credit/refund**:
1-Year on NAV	13.97%
5-Year on NAV	12.67%
10-Year on NAV	6.56%
Including retained gain tax credit/refund**:
1-Year on NAV	13.97%
5-Year on NAV	12.67%
10-Year on NAV	6.77%

*  Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

**  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2014 or for the tax years ended prior to December 31, 2006.

Nuveen Investments

COMMON SHARE REPURCHASES

During August 2014, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2014, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JDD
Common Shares Cumulatively Repurchased and Retired	275,000
Common Shares Authorized for Repurchase	1,995,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

JDD
Common Shares Repurchased and Retired	6,992
Weighted Average Price per Common Share Repurchased and Retired	$11.84
Weighted Average Discount per Common Share Repurchased and Retired	12.36%

OTHER COMMON SHARE INFORMATION

As of December 31, 2014, and during the current reporting period, the Fund's common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common Share NAV	$13.56
Common Share Price	$11.77
Premium/(Discount) to NAV	(13.20)%
12-Month Average Premium/(Discount) to NAV	(11.43)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by real estate investment trusts (REITs), linking an investment in the Fund to the performance of the real estate markets, which may fall due to increasing vacancies, declining rents or the failure of borrowers to pay their loans.

Derivatives Strategy Risk. Derivative securities such as calls, puts, warrants, swaps and forwards carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Nuveen Investments

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	13.97%	12.67%	6.56%
JDD at Common Share Price	13.82%	13.27%	6.83%
JDD Blended Index (Comparative Benchmark)	11.90%	11.32%	8.38%
S&P 500® Index	13.69%	15.45%	7.67%

Average Annual Total Returns as of December 31, 20141 (including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	13.97%	12.67%	6.77%
JDD at Common Share Price	13.82%	13.27%	7.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	33.2%
Real Estate Investment Trust (REIT) Common Stocks	40.9%
Convertible Preferred Securities	0.3%
$25 Par (or similar) Retail Preferred	0.4%
$1,000 Par (or similar) Institutional Preferred	0.3%
Variable Rate Senior Loan Interests	30.5%
Corporate Bonds	0.0%
Emerging Market Debt and Foreign Corporate Bonds	32.4%
Short-Term Investments	4.3%
Other Assets Less Liabilities	0.8%
Net Assets Plus Borrowings	143.1%
Borrowings	(43.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

Real Estate Investment Trust (REIT) Common Stocks	28.7%
Emerging Market Debt and Foreign Corporate Bonds	22.6%
Pharmaceuticals	5.4%
Media	5.3%
Insurance	2.6%
Software	2.4%
Diversified Telecommunication Services	2.3%
Banks	2.2%
Food Products	2.1%
Oil, Gas & Consumable Fuels	1.8%
Automobiles	1.7%
Hotels, Restaurants & Leisure	1.6%
Food & Staples Retailing	1.5%
Health Care Providers & Services	1.3%
Short-Term Investments	3.0%
Other	15.5%
Total	100%

REIT Common Stocks
Top Five Industries

(% of total investments)2

Retail	7.2%
Office	5.5%
Residential	4.9%
Health Care	3.5%
Specialized	2.5%

Country Allocation

(% of total investments)2

United States	65.0%
United Kingdom	1.9%
Colombia	1.9%
Mexico	1.8%
Netherlands	1.6%
Germany	1.6%
Brazil	1.6%
Indonesia	1.3%
Kazakhstan	1.3%
Lexembourg	1.1%
Switzerland	1.1%
Other	19.8%
Total	100%

1  As previously explained in the Common Share Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2014 or for the tax years ended prior to December 31, 2006.

2  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JDD; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members.

JDD
Common Shares
To approve a new investment management agreement between the Fund and Nuveen Advisors, LLC.
For	8,219,558
Against	349,424
Abstain	312,367
Broker Non-Votes	2,711,923
Total	11,593,272
To approve a new sub-advisory agreement between Nuveen Fund Advisors and the Fund's sub-advisor(s) as follows:
b. Nuveen Fund Advisors and NWQ Investment Management Company, LLC.
For	8,156,932
Against	397,598
Abstain	326,819
Broker Non-Votes	2,711,923
Total	11,593,272
d. Nuveen Fund Advisors and Symphony Asset Management LLC.
For	8,150,537
Against	408,894
Abstain	321,918
Broker Non-Votes	2,711,923
Total	11,593,272
h. Nuveen Fund Advisors and Security Capital Research & Management Incorporated.
For	8,154,019
Against	402,177
Abstain	325,153
Broker Non-Votes	2,711,923
Total	11,593,272
i. Nuveen Fund Advisors and Wellington Management Company LLP.
For	8,165,381
Against	403,187
Abstain	312,781
Broker Non-Votes	2,711,923
Total	11,593,272
Approval of the Board Members was reached as follows:
William Adams IV
For	11,039,903
Withhold	553,369
Total	11,593,272
David J. Kundert
For	11,023,909
Withhold	569,363
Total	11,593,272
John K. Nelson
For	11,066,362
Withhold	526,910
Total	11,593,272
Terence J. Toth
For	11,064,455
Withhold	528,817
Total	11,593,272

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Diversified Dividend and Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the "Fund") as of December 31, 2014, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
February 25, 2015

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 138.0% (97.0% of Total Investments)
	COMMON STOCKS – 33.2% (23.4% of Total Investments)
	Airlines – 0.2%
5,000	Copa Holdings SA, Class A	$518,200
	Automobiles – 1.3%
13,000	Daimler AG, Sponsored ADR, (4)	1,076,270
84,000	Ford Motor Company	1,302,000
30,000	General Motors Company	1,047,300
	Total Automobiles	3,425,570
	Banks – 2.7%
125,000	Barclays PLC, (4)	469,916
34,700	Citigroup Inc.	1,877,617
106,000	ING Groep N.V, Sponsored ADR	1,374,820
29,900	JPMorgan Chase & Co.	1,871,142
32,400	Wells Fargo & Company	1,776,168
	Total Banks	7,369,663
	Capital Markets – 1.6%
87,000	Ares Capital Corporation	1,357,635
54,500	Bank New York Mellon	2,211,065
77,500	Medley Capital Corporation	716,100
	Total Capital Markets	4,284,800
	Chemicals – 0.7%
20,000	Agrium Inc.	1,894,400
	Communications Equipment – 1.3%
58,000	Cisco Systems, Inc.	1,613,270
155,000	Ericsson, Sponsored ADR	1,875,500
	Total Communications Equipment	3,488,770
	Consumer Finance – 0.4%
14,300	Capital One Financial Corporation	1,180,465
	Containers & Packaging – 0.7%
37,300	Avery Dennison Corporation	1,935,124
	Diversified Financial Services – 0.9%
340,000	Deutsche Boerse AG, ADR, (4)	2,407,200
	Diversified Telecommunication Services – 1.4%
272,500	Bezeq Israeli Telecommunication Corporation Limited, (4)	483,365
94,000	Nippon Telegraph and Telephone Corporation, ADR	2,407,340
110,000	TDC A/S, (4)	838,959
	Total Diversified Telecommunication Services	3,729,664
	Electric Utilities – 0.2%
117,500	EDP – Energias de Portugal, S.A., (4)	455,623
	Food & Staples Retailing – 1.1%
27,500	CVS Caremark Corporation	2,648,525
78,000	Metro AG, ADR, (4)	468,780
	Total Food & Staples Retailing	3,117,305

Nuveen Investments

Shares	Description (1)	Value
	Food Products – 0.3%
139,000	Orkla ASA, ADR	$931,300
	Hotels, Restaurants & Leisure – 0.9%
22,250	Hyatt Hotels Corporation, Class A, (2)	1,339,673
14,350	Starwood Hotels & Resorts Worldwide, Inc.	1,163,355
	Total Hotels, Restaurants & Leisure	2,503,028
	Independent Power & Renewable Electricity Producers – 0.1%
13,800	Abengoa Yield PLC	377,016
	Industrial Conglomerates – 0.9%
33,500	General Electric Company	846,545
53,000	Philips Electronics	1,537,000
	Total Industrial Conglomerates	2,383,545
	Insurance – 3.7%
6,000	Allianz AG ORD Shares, (4)	993,757
42,000	American International Group, Inc.	2,352,420
27,600	Hartford Financial Services Group, Inc.	1,150,644
31,400	Swiss Re AG, Sponsored ADR, (4)	2,643,396
84,900	Unum Group	2,961,312
	Total Insurance	10,101,529
	Media – 3.8%
112,000	Interpublic Group of Companies, Inc.	2,326,240
8,185	Metro-Goldwyn-Mayer, (2)	601,598
45,000	National CineMedia, Inc.	646,650
93,000	ProSiebenSat.1 Media AG, ADR, (4)	977,895
148,000	RTL Group SA, ADR, (4)	1,404,046
28,900	Time Warner Inc., WI/DD	2,468,638
3,958	Tribune Company, Class A, (2)	236,570
3,185	Tribune Company, (3)	—
989	Tribune Publishing Company	22,648
21,500	Viacom Inc., Class B	1,617,875
	Total Media	10,302,160
	Metals & Mining – 0.1%
85,000	AuRico Gold Inc.	278,800
	Oil, Gas & Consumable Fuels – 2.1%
21,300	Phillips 66	1,527,210
25,500	Royal Dutch Shell PLC, Class A, Sponsored ADR	1,707,225
30,000	Suncor Energy, Inc.	953,400
28,000	Total SA, Sponsored ADR	1,433,600
	Total Oil, Gas & Consumable Fuels	5,621,435
	Pharmaceuticals – 5.6%
18,400	AbbVie Inc.	1,204,096
19,800	AstraZeneca PLC, Sponsored ADR	1,393,524
62,900	GlaxoSmithKline PLC, Sponsored ADR	2,688,346
17,500	Merck & Company Inc.	993,825
89,000	Pfizer Inc.	2,772,350
48,500	Roche Holdings AG, Sponsored ADR, (4)	1,648,515
38,700	Sanofi-Aventis, ADR	1,765,107
49,000	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,817,990
	Total Pharmaceuticals	15,283,753

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 0.8%
20,000	Analog Devices, Inc. (5)	$1,110,400
21,500	Microchip Technology Incorporated	969,865
	Total Semiconductors & Semiconductor Equipment	2,080,265
	Software – 1.6%
246,734	Eagle Topco LP, (2), (3)	—
45,000	Microsoft Corporation	2,090,250
48,500	Oracle Corporation	2,181,045
	Total Software	4,271,295
	Tobacco – 0.6%
19,500	Imperial Tobacco Group, Sponsored ADR, (4)	1,706,250
	Wireless Telecommunication Services – 0.2%
12,500	Vodafone Group PLC, Sponsored ADR	427,125
	Total Common Stocks (cost $74,232,828)	90,074,285
Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 40.9% (28.7% of Total Investments)
	Diversified – 1.5%
106,800	Duke Realty Corporation	$2,157,360
48,850	Liberty Property Trust	1,838,226
	Total Diversified	3,995,586
	Health Care – 5.0%
87,850	Health Care Property Investors Inc.	3,868,036
75,250	Health Care REIT, Inc.	5,694,167
53,900	Ventas Inc.	3,864,630
	Total Health Care	13,426,833
	Hotels, Restaurants & Leisure – 2.6%
145,592	Host Hotels & Resorts Inc.	3,460,722
41,450	LaSalle Hotel Properties	1,677,482
56,150	RLJ Lodging Trust	1,882,709
	Total Hotels, Restaurants & Leisure	7,020,913
	Industrial – 2.5%
155,898	Prologis Inc.	6,708,291
	Mortgage – 0.7%
54,000	PennyMac Mortgage Investment Trust	1,138,860
33,500	Redwood Trust Inc.	659,950
	Total Mortgage	1,798,810
	Office – 7.9%
28,850	Alexandria Real Estate Equities Inc.	2,560,149
161,050	BioMed Realty Trust Inc.	3,469,017
28,500	Boston Properties, Inc.	3,667,665
96,950	Brandywine Realty Trust	1,549,261
52,350	Douglas Emmett Inc.	1,486,740
13,750	Kilroy Realty Corporation	949,712
52,700	Paramount Group Inc., (2)	979,693
18,750	SL Green Realty Corporation	2,231,625
37,300	Vornado Realty Trust	4,390,583
	Total Office	21,284,445

Nuveen Investments

Shares	Description (1)	Value
	Residential – 7.0%
74,826	Apartment Investment & Management Company, Class A	$2,779,786
28,725	AvalonBay Communities, Inc.	4,693,378
36,550	Equity Lifestyles Properties Inc.	1,884,153
66,100	Equity Residential	4,748,624
8,400	Essex Property Trust Inc.	1,735,440
11,350	Post Properties, Inc.	667,039
81,850	UDR Inc.	2,522,617
	Total Residential	19,031,037
	Retail – 10.2%
65,600	Brixmor Property Group Inc.	1,629,504
129,400	Developers Diversified Realty Corporation	2,375,784
167,410	General Growth Properties Inc.	4,709,243
83,300	Kimco Realty Corporation	2,094,162
75,650	Kite Realty Group Trust	2,174,181
36,791	Macerich Company	3,068,737
24,550	Regency Centers Corporation	1,565,799
64,900	Retail Opportunity Investments Corporation	1,089,671
43,985	Simon Property Group, Inc.	8,010,108
11,100	Taubman Centers Inc.	848,262
	Total Retail	27,565,451
	Specialized – 3.5%
135,100	CubeSmart	2,981,657
22,650	Extra Space Storage Inc.	1,328,196
27,474	Public Storage, Inc.	5,078,569
	Total Specialized	9,388,422
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $71,082,808)	110,219,788

Shares	Description (1)	Coupon		Ratings (6)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)
	Diversified Telecommunication Services – 0.3%
19,000	IntelSat SA	5.750%		N/R	$893,000
	Total Convertible Preferred Securities (cost $1,024,405)				893,000
Shares	Description (1)	Coupon		Ratings (6)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.4% (0.3% of Total Investments)
	Banks – 0.4%
40,283	Texas Capital Bancshares	6.500%		BB+	$977,668
	Total $25 Par (or similar) Retail Preferred (cost $921,612)				977,668
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3% (0.2% of Total Investments)
	Diversified Financial Services – 0.3%
$950,000	JPMorgan Chase & Company	6.000%	N/A (7)	BBB–	$938,125
$950,000	Total $1,000 Par (or similar) Institutional Preferred (cost $950,000)				938,125
Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 30.5% (21.5% of Total Investments) (9)
	Aerospace & Defense – 0.4%
$650	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$650,000
403	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	375,003
1,053	Total Aerospace & Defense				1,025,003

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	Airlines – 0.4%
$493	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	$487,944
490	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	483,110
983	Total Airlines				971,054
	Automobiles – 1.1%
990	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	988,506
993	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	985,987
1,114	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	1,089,624
3,097	Total Automobiles				3,064,117
	Building Products – 0.3%
798	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	778,193
	Capital Markets – 0.2%
494	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	490,355
	Chemicals – 0.9%
471	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	467,048
960	Univar, Inc., Term Loan	5.000%	6/30/17	B+	931,406
942	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	B+	919,749
2,373	Total Chemicals				2,318,203
	Commercial Services & Supplies – 0.7%
972	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	945,351
995	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	991,580
1,967	Total Commercial Services & Supplies				1,936,931
	Computers & Peripherals – 0.4%
990	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	988,674
	Construction & Engineering – 0.1%
320	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BB+	320,403
	Containers & Packaging – 0.9%
1,000	Crown Americas, Inc., Term Loan B, First Lien	0.000%	10/20/21	Baa3	1,002,750
1,567	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	1,541,943
2,567	Total Containers & Packaging				2,544,693
	Diversified Consumer Services – 0.6%
1,316	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	1,302,303
418	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	411,737
1,734	Total Diversified Consumer Services				1,714,040
	Diversified Telecommunication Services – 1.6%
821	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	810,764
500	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	501,719
995	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	976,344
430	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	428,257
735	Windstream Corporation, Term Loan B4	3.500%	1/23/20	BB+	727,880
370	Ziggo N.V., Term Loan B1	3.500%	1/15/22	Ba2	360,543
238	Ziggo N.V., Term Loan B2	3.500%	1/15/22	Ba2	232,340
392	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	Ba2	382,117
4,481	Total Diversified Telecommunication Services				4,419,964
	Energy Equipment & Services – 0.0%
152	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	121,359

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	Food & Staples Retailing – 0.9%
$2,000	Albertson's LLC, Term Loan B4	5.500%	8/25/21	BB–	$2,003,750
500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	493,334
2,500	Total Food & Staples Retailing				2,497,084
	Food Products – 2.6%
2,394	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	2,384,424
1,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	977,500
3,818	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,801,836
7,212	Total Food Products				7,163,760
	Health Care Equipment & Supplies – 1.4%
929	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	921,038
1,455	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,442,128
1,382	United Surgical Partners International, Inc., Term Loan, First Lien	4.250%	4/19/17	B1	1,373,902
3,766	Total Health Care Equipment & Supplies				3,737,068
	Health Care Providers & Services – 1.9%
796	Amsurg Corporation, Term Loan	3.750%	7/16/21	Ba2	793,015
745	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	745,037
1	Community Health Systems, Inc., Term Loan E	3.486%	1/25/17	BB	1,141
827	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	820,506
1,679	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	1,687,743
987	HCA, Inc., Tranche B4, Term Loan	3.005%	5/01/18	BB	981,174
75	HCA, Inc., Tranche B5, Term Loan	2.919%	3/31/17	BB	74,538
5,110	Total Health Care Providers & Services				5,103,154
	Hotels, Restaurants & Leisure – 1.4%
1,055	Burger King Corporation, First Lien Term Loan B	4.500%	10/27/21	B+	1,056,026
981	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	959,764
1,837	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	1,745,294
3,873	Total Hotels, Restaurants & Leisure				3,761,084
	Household Durables – 0.9%
988	Jarden Corporation, Term Loan B1	2.919%	9/30/20	BBB–	986,512
916	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	906,287
649	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	640,448
2,553	Total Household Durables				2,533,247
	Household Products – 0.1%
299	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB	297,691
	Independent Power & Renewable Electricity Producers – 0.4%
990	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB	978,398
	Internet & Catalog Retail – 0.4%
1,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	1,000,250
	Internet Software & Services – 0.3%
833	Tibco Software, Inc., Term Loan B	6.500%	11/25/20	B1	808,333
	IT Services – 0.3%
871	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	864,770
	Leisure Equipment & Products – 0.7%
1,990	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,921,594
	Machinery – 0.4%
612	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	608,991
494	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	484,245
1,106	Total Machinery				1,093,236

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
	Media – 3.7%
$985	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	Baa3	$967,059
50	Clear Channel Communications, Inc., Tranche B, Term Loan	3.819%	1/29/16	CCC+	49,055
748	Clear Channel Communications, Inc., Tranche D, Term Loan	6.919%	1/30/19	CCC+	706,461
92	Clear Channel Communications, Inc.,Term Loan E	7.669%	7/30/19	CCC+	88,742
1,880	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	1,822,784
297	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	292,835
497	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	495,137
1,453	Media General, Inc., Delayed Draw, Term Loan, DD1	4.250%	7/31/20	BB+	1,440,298
536	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	536,154
464	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	463,846
404	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	398,786
919	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	906,598
1,536	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,505,581
275	Yell Group PLC, Term Loan A2	5.247%	3/01/19	CCC+	300,870
22	Yell Group PLC, Term Loan A2, (3)	1.500%	3/03/19	CCC+	—
639	Yell Group PLC, Term Loan B2, PIK, (3)	0.000%	3/03/24	CCC–	—
10,797	Total Media				9,974,206
	Multiline Retail – 0.1%
163	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	162,825
	Oil, Gas & Consumable Fuels – 0.5%
500	Energy Transfer Equity L.P.,Term Loan, First Lien	3.250%	12/02/19	BB	486,250
368	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	270,780
310	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	241,722
121	Southcross Energy Partners L.P., Opco Term Loan	5.250%	8/04/21	B1	114,668
182	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	162,901
1,481	Total Oil, Gas & Consumable Fuels				1,276,321
	Pharmaceuticals – 2.0%
993	Grifols, Inc., Term Loan	3.169%	2/27/21	Ba1	980,590
893	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	872,884
725	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB+	718,280
1,194	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	1,185,586
1,697	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	1,683,447
5,502	Total Pharmaceuticals				5,440,787
	Professional Services – 0.1%
372	Nielsen Finance LLC, Dollar Term Loan B2	3.158%	4/15/21	BBB–	371,262
	Real Estate Investment Trust – 0.3%
868	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	785,472
	Real Estate Management & Development – 0.2%
642	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	632,545
	Semiconductors & Semiconductor Equipment – 0.6%
995	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	992,512
730	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	721,371
1,725	Total Semiconductors & Semiconductor Equipment				1,713,883
	Software – 1.9%
423	Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	423,537
479	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	465,519
800	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	790,690
963	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	948,358
763	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	741,340
522	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B1	3.250%	6/07/19	BBB–	522,159
54	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B2	3.250%	6/07/19	BBB–	54,016
1,122	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	1,130,717
5,126	Total Software				5,076,336

Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity (8)	Ratings (6)	Value
		Specialty Retail – 1.1%
$599		Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	B+	$593,263
208		Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	195,039
1,733		Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,689,310
500		Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	9/30/21	BB	501,562
3,040		Total Specialty Retail				2,979,174
		Trading Companies & Distributors – 0.3%
744		HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	738,538
		Wireless Telecommunication Services – 0.4%
1,000		UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	980,250
$84,572		Total Variable Rate Senior Loan Interests (cost $84,063,228)				82,584,257
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		CORPORATE BONDS – 0.0% (0.0% of Total Investments)
		Media – 0.0%
$132		Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	$130,020
$132		Total Corporate Bonds (cost $112,124)				130,020
Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS – 32.4% (22.7% of Total Investments)
		Argentina – 0.8%
130		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	CCC	$131,950
145		Republic of Argentina	7.000%	10/03/15	N/R	143,115
560		Republic of Argentina	7.000%	4/17/17	N/R	537,600
897		Republic of Argentina	8.280%	12/31/33	N/R	744,763
234	EUR	Republic of Argentina	7.820%	12/31/33	N/R	244,861
63		Republic of Argentina	2.500%	12/31/38	N/R	32,130
226		YPF Sociedad Anonima, 144A	8.750%	4/04/24	Caa1	229,673
		Total Argentina				2,064,092
		Azerbaijan – 0.2%
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB–	477,788
		Brazil – 2.6%
255		Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB–	253,725
875		Brazil Minas SPE via State of Minas Gerais, Pass Through Notes, 144A	5.333%	2/15/28	BBB–	864,062
815	BRL	Brazil Nota do Tesouro Nacional	10.000%	1/01/21	BBB+	276,930
914	BRL	Brazil Nota do Tesouro Nacional	6.000%	8/15/50	BBB+	862,725
300		Centrais Eletricas Brasileiras S.A, 144A	5.750%	10/27/21	BBB–	288,000
315		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BBB–	302,400
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Baa3	420,475
600		Federative Republic of Brazil	6.000%	1/17/17	Baa2	646,500
358		Federative Republic of Brazil	8.000%	1/15/18	Baa2	391,230
355		Federative Republic of Brazil	2.625%	1/05/23	Baa2	323,050
345		Federative Republic of Brazil	4.250%	1/07/25	Baa2	345,000
1,204		Federative Republic of Brazil	5.000%	1/27/45	Baa2	1,180,900
800		Petrobras Global Finance BV	6.250%	3/17/24	Baa2	761,232
100		Petrobras Global Finance BV	7.250%	3/17/44	Baa2	98,750
		Total Brazil				7,014,979

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Chile – 0.7%
655		Coporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	AA–	$672,690
195		E-CL S.A, 144A	5.625%	1/15/21	BBB	210,515
395		Empresa Nacional del Petroleo, 144A	4.750%	12/06/21	A	400,739
475		Empresa Nacional del Petroleo, 144A	4.375%	10/30/24	A	464,630
225		Empresa Nacional del Petroleo, Reg S	6.250%	7/08/19	A	248,706
		Total Chile				1,997,280
		Colombia – 2.7%
708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB	312,813
587		Republic of Colombia	11.750%	2/25/20	BBB	832,659
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	190,162
685		Republic of Colombia, WI/DD	4.375%	7/12/21	BBB	724,388
2,185		Republic of Colombia	4.000%	2/26/24	BBB	2,234,162
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	92,371
535		Republic of Colombia	10.375%	1/28/33	BBB	835,938
1,315		Republic of Colombia	7.375%	9/18/37	BBB	1,771,962
275,243	COP	Titulos de Tesoreria B Bonds	3.500%	3/10/21	BBB+	119,455
211,808	COP	Titulos de Tesoreria B Bonds	4.750%	2/23/23	BBB+	98,404
		Total Colombia				7,212,314
		Cote d'Ivoire (Ivory Coast) – 0.5%
950		Ivory Coast Republic, 144A	5.375%	7/23/24	B1	907,439
365		Ivory Coast Republic, Reg S	5.375%	7/23/24	B1	348,648
		Total Cote d'Ivoire (Ivory Coast)				1,256,087
		Croatia – 0.8%
280		Republic of Croatia, 144A	6.250%	4/27/17	Ba1	296,988
130		Republic of Croatia, 144A	6.625%	7/14/20	Ba1	142,431
200		Republic of Croatia, Reg S	6.250%	4/27/17	Ba1	212,134
400		Republic of Croatia, Reg S	5.375%	11/29/19	Ba1	438,000
880		Republic of Croatia, Reg S	6.625%	7/14/20	Ba1	964,146
		Total Croatia				2,053,699
		Dominican Republic – 0.6%
335		Dominican Republic, 144A	6.600%	1/28/24	B+	356,775
405		Dominican Republic, 144A	5.875%	4/18/24	B+	413,100
500		Dominican Republic, 144A	7.450%	4/30/44	B+	546,705
100		Dominican Republic, Reg S	7.450%	4/30/44	B+	109,341
142		Dominican Republic, Reg S	9.040%	1/23/18	B+	150,033
165		Dominican Republic, Reg S	5.875%	4/18/24	B+	168,300
		Total Dominican Republic				1,744,254
		Ecuador – 0.1%
140		Republic of Ecuador, Reg S	9.375%	12/15/15	CCC+	136,500
		El Salvador – 0.4%
75		Republic of El Salvador, 144A	6.375%	1/18/27	BB–	75,188
30		Republic of El Salvador, Reg S	8.250%	4/10/32	BB–	34,200
616		Republic of El Salvador, Reg S	7.750%	1/24/23	BB–	677,600
75		Republic of El Salvador, Reg S	7.625%	9/21/34	BB–	78,563
120		Republic of El Salvador, Reg S	7.650%	6/15/35	BB–	127,200
		Total El Salvador				992,751
		Hungary – 1.0%
542		Republic of Hungary, Government Bond	4.125%	2/19/18	Ba1	562,097
506		Republic of Hungary, Government Bond	4.000%	3/25/19	Ba1	519,915
290		Republic of Hungary, Government Bond	5.375%	2/21/23	Ba1	312,475
134		Republic of Hungary, Government Bond	5.750%	11/22/23	Ba1	148,405
432		Republic of Hungary, Government Bond	5.375%	3/25/24	Ba1	467,640
354		Republic of Hungary, Government Bond	7.625%	3/29/41	Ba1	470,643
90	EUR	Republic of Hungary, Government Bond, Reg S	5.750%	6/11/18	Ba1	124,151
		Total Hungary				2,605,326

Nuveen Investments

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Iceland – 0.4%
231	Republic of Iceland, 144A	5.875%	5/11/22	BBB	$258,885
290	Republic of Iceland, Reg S	5.875%	5/11/22	BBB	325,007
485	Republic of Iceland, Reg S	4.875%	6/16/16	BBB	507,482
	Total Iceland				1,091,374
	India – 0.1%
285	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	308,743
	Indonesia – 1.9%
200	Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	208,500
710	Republic of Indonesia, Reg S	11.625%	3/04/19	Baa3	938,088
235	Republic of Indonesia, Reg S	4.875%	5/05/21	Baa3	248,219
975	Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	1,355,249
1,610	Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	1,883,699
425	Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	556,219
	Total Indonesia				5,189,974
	Ireland – 0.1%
200	RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	Baa2	157,516
	Israel – 0.1%
350	Israel Electric Corporation Limited, 144A, Reg S	5.00%	11/12/24	Baa3	352,625
	Jamaica – 0.1%
200	Jamaica Government	7.625%	7/09/25	B–	209,000
	Kazakhstan – 1.8%
220	KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB+	183,700
330	Kazakhstan Development Bank, Reg S	6.500%	6/03/20	BBB+	335,775
200	Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB+	199,600
375	Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/13/16	BBB	390,938
210	Kazakhstan Temir Zholy JSC, Reg S	6.950%	7/10/42	BBB	203,070
225	Kazakhstan Temir Zholy JSC, Reg S	6.375%	10/06/20	BBB	221,625
225	Kazatomprom, Reg S	6.250%	5/20/15	Baa3	223,346
220	Kazmunaygas National, 144A	6.000%	11/07/44	BBB	186,340
435	Kazmunaygas National, Reg S	11.750%	1/23/15	BBB	436,218
430	KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB	431,204
430	Republic of Kazakhstan, 144A	3.875%	10/14/24	BBB+	402,588
815	Republic of Kazakhstan, 144A	4.875%	10/14/44	BBB+	745,725
1,000	Republic of Kazakhstan, Reg S	4.875%	10/14/44	BBB+	915,000
	Total Kazakhstan				4,875,129
	Kenya – 0.2%
265	Republic of Kenya, 144A	6.875%	6/24/24	B+	277,588
265	Republic of Kenya, Reg S	5.875%	6/24/19	B+	268,313
	Total Kenya				545,901
	Latvia – 0.7%
715	Latvia Republic, 144A	3.625%	1/12/20	A–	704,053
990	Latvia Republic, Reg S	2.750%	1/12/20	A–	974,843
200	Latvia Republic, Reg S	5.250%	6/16/21	A–	224,000
	Total Latvia				1,902,896
	Lithuania – 1.4%
175	Republic of Lithuania, 144A	7.375%	2/11/20	A–	211,073
145	Republic of Lithuania, 144A	6.125%	3/09/21	A–	168,654
670	Republic of Lithuania, 144A	6.625%	2/01/22	A–	809,025
955	Republic of Lithuania, Reg S	7.375%	2/11/20	A–	1,151,853
1,345	Republic of Lithuania, Reg S	6.125%	3/09/21	A–	1,564,409
	Total Lithuania				3,905,014

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Luxembourg – 0.1%
70		Gaz Capital SA, Reg S	8.63%	4/28/34	Baa2	$70,175
160		Gaz Capital SA, Reg S	9.25%	4/23/19	BBB	163,120
		Total Luxembourg				233,295
		Malaysia – 0.4%
765		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	802,829
360		Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	398,775
		Total Malaysia				1,201,604
		Mexico – 2.6%
200		Alpek SA DE CV, Reg S	4.50%	11/20/22	BBB–	201,500
1,511	MXN	Mexican Udibonds Bonds	4.50%	12/4/25	A	120,847
988	MXN	Mexican Udibonds Bonds	4.50%	11/22/35	A	80,351
9,110	MXN	Mexico Bonos de DeSarrollo	10.00%	12/5/24	A	808,802
390		Pemex Project Funding Master Trust	6.63%	6/15/35	A3	450,450
665		Petroleos Mexicanos	6.38%	1/23/45	A3	753,112
425		Petroleos Mexicanos	5.50%	1/21/21	A3	460,063
115		Petroleos Mexicanos, 144A	5.50%	6/27/44	A3	117,300
590		Petroleos Mexicanos, Reg S	5.50%	6/27/44	A3	601,800
210		United Mexican States	6.63%	3/3/15	A3	211,957
780		United Mexican States	3.63%	3/15/22	A3	796,770
1,440		United Mexican States	3.60%	1/30/25	A3	1,434,959
760		United Mexican States, WI/DD	6.05%	1/11/40	A3	929,480
116		United Mexican States	5.75%	10/12/00	A3	124,700
		Total Mexico				7,092,091
		Morocco – 0.6%
235		Kingdom of Morocco	4.500%	10/05/20	BBB–	315,286
215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB–	217,688
235		Kingdom of Morocco, 144A	5.500%	12/11/42	BBB–	241,822
225		Kingdom of Morocco, Reg S	4.250%	12/11/22	BBB–	227,813
560		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	576,257
		Total Morocco				1,578,866
		Nigeria – 0.1%
240		Nigerian Government International Bond, 144A	5.125%	7/12/18	BB–	237,600
		Pakistan – 0.2%
275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B–	278,988
250		Islamic Republic of Pakistan, 144A	8.250%	4/15/24	B–	256,875
		Total Pakistan				535,863
		Panama – 0.6%
180		AES Panama, Reg S	6.350%	12/21/16	BB+	186,300
5		Republic of Panama	7.250%	3/15/15	BBB	5,063
135		Republic of Panama	8.875%	9/30/27	BBB	195,750
770		Republic of Panama	9.375%	4/01/29	BBB	1,168,474
		Total Panama				1,555,587
		Peru – 0.8%
165		El Fondo Mivivienda SA, 144A	3.500%	1/31/23	BBB+	156,750
745		Republic of Peru	8.375%	5/03/16	A3	817,638
580		Republic of Peru	7.350%	7/21/25	A3	769,950
1,025	PEN	Republic of Peru	6.950%	8/12/31	A3	364,979
249	PEN	Republic of Peru Treasury Bond	7.840%	8/12/20	A–	95,564
		Total Peru				2,204,881

Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Philipines – 0.5%
185		National Power Corporation	9.625%	5/15/28	BBB	$281,200
195		Republic of the Philippines	10.625%	3/16/25	BBB	313,950
200		Republic of the Philippines	5.500%	3/30/26	BBB	236,500
245		Republic of the Philippines	9.500%	2/02/30	BBB	397,513
		Total Philipines				1,229,163
		Paraguay – 0.1%
240		Republic of Paraguay, Reg S	4.625%	1/25/23	BB	243,600
		Romania – 1.5%
390		Republic of Romania, 144A	6.750%	2/07/22	BBB–	469,416
736		Republic of Romania, 144A	6.125%	1/22/44	BBB–	891,480
315	EUR	Republic of Romania, Reg S	4.875%	11/07/19	BBB–	440,818
405	EUR	Republic of Romania, Reg S	4.625%	9/18/20	BBB–	565,443
706		Republic of Romania, Reg S	6.750%	2/07/22	BBB–	849,763
266		Republic of Romania, Reg S	4.375%	8/22/23	BBB–	279,633
502		Republic of Romania, Reg S	6.125%	1/22/44	BBB–	608,048
		Total Romania				4,104,601
		Russia – 1.1%
600		Russian Federation, Reg S	3.625%	4/29/15	Baa2	599,250
200		Russian Federation, Reg S	5.000%	4/29/20	BBB	185,950
1,894		Russian Federation, Reg S	7.500%	3/31/30	Baa2	1,963,876
205		Russian Ministry of Finance, Reg S	12.750%	6/24/28	Baa2	293,727
		Total Russia				3,042,803
		Senegal – 0.4%
705		Republic of Senegal, 144A	6.250%	7/30/24	B+	671,654
400		Republic of Senegal, Reg S	8.750%	5/13/21	B+	439,080
		Total Senegal				1,110,734
		Serbia – 0.5%
480		Republic of Serbia, 144A	5.875%	12/03/18	BB–	500,400
895		Republic of Serbia, Reg S	5.250%	11/21/17	BB–	919,165
		Total Serbia				1,419,565
		Slovenia – 0.7%
475		Republic of Slovenia, 144A	5.850%	5/10/23	A–	537,059
385		Republic of Slovenia, 144A	5.250%	2/18/24	A–	423,019
220		Republic of Slovenia, Reg S	4.750%	5/10/18	A–	235,400
415		Republic of Slovenia, Reg S	5.500%	10/26/22	A–	460,131
200		Republic of Slovenia, Reg S	5.850%	5/10/23	A–	226,130
		Total Slovenia				1,881,739
		South Africa – 0.8%
200		Eskom Holdings Limited, 144A	6.750%	8/06/23	BBB–	207,500
765		Eskom Holdings Limited, Reg S	6.750%	8/06/23	BBB–	793,688
245		MTN Mauritius Investments Ltd, 144A	4.755%	11/11/24	Baa2	240,100
4,590	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	346,204
6,110	ZAR	Republic of South Africa	8.750%	2/28/48	BBB+	529,471
		Total South Africa				2,116,963
		Spain – 0.1%
215		BBVA Banco Continental SA, 144A	3.250%	4/08/18	A–	217,285

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Sri Lanka – 0.6%
720	Republic of Sri Lanka, 144A	6.000%	1/14/19	BB–	$748,799
290	Republic of Sri Lanka, 144A	5.875%	7/25/22	BB–	294,713
175	Republic of Sri Lanka, Reg S	6.250%	10/04/20	BB–	182,219
310	Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB–	324,725
	Total Sri Lanka				1,550,456
	Turkey – 1.4%
775	Republic of Turkey, Government Bond	7.000%	9/26/16	Baa3	838,938
321	Republic of Turkey, Government Bond	7.500%	7/14/17	Baa3	358,316
185	Republic of Turkey, Government Bond	6.750%	4/03/18	BBB–	205,813
705	Republic of Turkey, Government Bond	5.625%	3/30/21	Baa3	774,619
320	Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	365,200
310	Republic of Turkey, Government Bond	5.750%	3/22/24	Baa3	346,425
755	Republic of Turkey, Government Bond	7.375%	2/05/25	Baa3	939,506
	Total Turkey				3,828,817
	Ukraine – 0.3%
355	Republic of Ukraine, 144A	6.250%	6/17/16	CCC	230,218
785	Republic of Ukraine, Reg S	6.580%	11/21/16	CCC	486,700
	Total Ukraine				716,918
	United Arab Emirates – 0.2%
242	Dubai Electricity and Water Authority, 144A	7.375%	10/21/20	Baa2	292,094
186	Waha Aerospace BV, 144A	3.925%	7/28/20	AA	194,835
	Total United Arab Emirates				486,929
	Uruguay – 1.1%
719	Republic of Uruguay	4.500%	8/14/24	Baa2	754,950
12	Republic of Uruguay	4.125%	11/20/45	Baa2	10,536
2,125	Republic of Uruguay	5.100%	6/18/50	Baa2	2,156,874
	Total Uruguay				2,922,360
	Venezuela – 0.5%
740	Petroleos de Venezuela S.A, Reg S	6.000%	5/16/24	CCC+	277,500
1,305	Petroleos de Venezuela S.A, Reg S	6.000%	11/15/26	CCC+	476,325
150	Republic of Venezuela	9.375%	1/13/34	CCC+	65,100
60	Republic of Venezuela, Reg S	6.000%	12/09/20	CCC+	25,410
305	Republic of Venezuela, Reg S	11.950%	8/05/31	CCC+	152,500
800	Republic of Venezuela, Reg S	7.750%	10/13/19	CCC+	355,200
270	Republic of Venezuela, Reg S	9.250%	5/07/28	CCC+	118,530
	Total Venezuela				1,470,565
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $86,645,086)				87,075,527
	Total Long-Term Investments (cost $319,032,091)				372,892,670

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.3% (3.0% of Total Investments)
$913	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $913,196, collateralized by $915,000 U.S. Treasury Notes, 2.125%, due 6/30/21, value $933,300	0.000%	1/02/15	$913,196
3,741	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $3,740,760, collateralized by $3,819,900 U.S. Treasury Notes, 2.125%,	0.000%	1/02/15	3,740,760
	due 6/30/21, value $3,819,900
6,992	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $6,991,612, collateralized by $7,125,000 U.S. Treasury Notes, 1.375%,	0.000%	1/02/15	6,991,612
	due 6/30/18, value $7,135,574
$11,646	Total Short-Term Investments (cost $11,645,568)			11,645,568
	Total Investments (cost $330,677,659) – 142.3%			384,538,238
	Borrowings – (43.1)% (11), (12)			(116,500,000)
	Other Assets Less Liabilities – 0.8% (13)			2,289,336
	Net Assets Applicable to Common Shares – 100%			$270,327,574

Investments in Derivatives as of December 31, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (14)	Expiration Date	Strike Price	Value (13)
(200)	Analog Devices, Inc.	$(1,100,000)	1/17/15	$55	$(25,500)
(200)	Total Options Written (premiums received $19,906)	$(1,100,000)			$(25,500)

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (13)
Bank of America	Colombian Peso	460,410,000	U.S. Dollar	189,672	3/18/15	$(3,325)
BNP Paribas	Colombian Peso	404,453,000	U.S. Dollar	174,150	3/18/15	4,610
BNP Paribas	Peruvian Nuevo Sol	851,000	U.S. Dollar	281,970	3/18/15	1,099
BNP Paribas	Peruvian Nuevo Sol	153,000	U.S. Dollar	50,713	3/18/15	215
BNP Paribas	Peruvian Nuevo Sol	256,000	U.S. Dollar	85,078	3/18/15	586
BNP Paribas	U.S. Dollar	439,940	Indonesian Rupiah	5,534,000,000	3/18/15	(363)
Morgan Stanley	Brazilian Real	7,012,000	U.S. Dollar	2,679,404	3/03/15	81,876
Morgan Stanley	Mexico Peso	9,687,000	U.S. Dollar	668,645	3/18/15	(15,029)
Morgan Stanley	U.S. Dollar	1,180,110	Brazilian Real	3,071,000	3/03/15	(42,487)
National Australia Bank	Euro	1,368,000	U.S. Dollar	1,694,747	3/18/15	38,304
Standard Chartered Bank	Colombian Peso	662,542,000	U.S. Dollar	272,864	3/18/15	(4,863)
UBS AG	Colombian Peso	411,412,000	U.S. Dollar	178,816	3/18/15	6,359
UBS AG	South Africa Rand	9,490,000	U.S. Dollar	808,595	3/18/15	(2,148)
						$64,834

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Termination Date	Unrealized Appreciation (Depreciation) (13)
JPMorgan	$30,450,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$103,892
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	61,311
	$60,900,000							$165,203

Nuveen Investments

JDD  Nuveen Diversified Dividend and Income Fund
Portfolio of Investments (continued)  December 31, 2014

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

(6)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)  Perpetual security. Maturity date is not applicable.

(8)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)  Borrowings as a percentage of Total Investments is 30.3%.

(12)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(13)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

(14)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(15)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR  American Depositary Receipt.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT  Real Estate Investment Trust

BRL  Brazilian Real

COP  Colombian Peso

EUR  Euro

MXN  Mexican Peso

PEN  Peruvian Nuevo Sol

ZAR  South African Rand

USD-LIBOR  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2014

Assets
Long-term investments, at value (cost $319,032,091)	$372,892,670
Short-term investments, at value (cost approximates value)	11,645,568
Cash denominated in foreign currencies (cost $1,424)	1,425
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	73,022
Interest rate swaps	165,203
Receivable for:
Dividends	646,416
Interest	1,843,129
Investments sold	4,035,506
Reclaims	33,566
Other assets	74,954
Total assets	391,411,459
Liabilities
Borrowings	116,500,000
Cash overdraft	1,011,858
Options written, at value (premiums received $19,906)	25,500
Unrealized depreciation on forward foreign currency exchange contracts	8,188
Payable for:
Investments purchased	1,961,511
Unfunded senior loans	1,000,000
Accrued expenses:
Management fees	284,860
Interest on borrowings	88,340
Trustees fees	49,530
Other	154,098
Total liabilities	121,083,885
Net assets applicable to common shares	$270,327,574
Common shares outstanding	19,931,933
Net asset value ("NAV") per common share outstanding	$13.56
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$199,319
Paid-in surplus	228,852,437
Undistributed (Over-distribution of) net investment income	(1,041,534)
Accumulated net realized gain (loss)	(11,761,367)
Net unrealized appreciation (depreciation)	54,078,719
Net assets applicable to common shares	$270,327,574
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2014

Investment Income
Dividends (net of foreign tax withheld of $104,248)	$5,965,310
Interest	8,463,725
Total investment income	14,429,035
Expenses
Management fees	3,319,311
Interest expense on borrowings	1,086,970
Shareholder servicing agent fees and expenses	1,155
Custodian fees and expenses	234,530
Trustees fees and expenses	12,563
Professional fees	73,691
Shareholder reporting expenses	83,217
Stock exchange listing fees	8,826
Investor relations expense	70,730
Other expenses	23,675
Total expenses	4,914,668
Net investment income (loss)	9,514,367
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	18,397,490
Forward foreign currency exchange contracts	329,046
Options written	348,811
Swaps	(856,940)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,107,095
Forward foreign currency exchange contracts	52,377
Options written	(52,802)
Swaps	(1,811,949)
Net realized and unrealized gain (loss)	25,513,128
Net increase (decrease) in net assets applicable to common shares from operations	$35,027,495

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$9,514,367	$8,639,185
Net realized gain (loss) from:
Investments and foreign currency	18,397,490	8,789,273
Forward foreign currency exchange contracts	329,046	42,177
Options written	348,811	647,990
Swaps	(856,940)	(575,277)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,107,095	7,400,101
Forward foreign currency exchange contracts	52,377	1,236
Options written	(52,802)	38,029
Swaps	(1,811,949)	3,027,397
Net increase (decrease) in net assets applicable to common shares from operations	35,027,495	28,010,111
Distributions to Common Shareholders
From net investment income	(20,533,457)	(16,909,056)
Return of capital	—	(3,031,726)
Decrease in net assets applicable to common shares from distributions to common shareholders	(20,533,457)	(19,940,782)
Capital Share Transactions
Common shares:
Repurchased and retired	(82,925)	(31,515)
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	53,078
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(82,925)	21,563
Net increase (decrease) in net assets applicable to common shares	14,411,113	8,090,892
Net assets applicable to common shares at the beginning of period	255,916,461	247,825,569
Net assets applicable to common shares at the end of period	$270,327,574	$255,916,461
Undistributed (Over-distribution of) net investment income at the end of period	$(1,041,534)	$(960,162)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended December 31, 2014

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$35,027,495
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(186,587,719)
Proceeds from sales and maturities of investments	199,790,733
Proceeds from (Payments for) miscellaneous investment transactions	(386,038)
Proceeds from (Purchases of) short-term investments, net	(1,083,455)
Proceeds from (Payments for) closed foreign currency spot contracts	(32,439)
Proceeds from (Payments for) cash denominated in foreign currencies, net	7,243
Premiums received for options written	394,453
Cash paid for terminated options written	(73,944)
Proceeds from (Payments for) swap contracts, net	(856,940)
Amortization (Accretion) of premiums and discounts, net	297,917
(Increase) Decrease in:
Receivable for dividends	(77,769)
Receivable for interest	40,692
Receivable for investments sold	(2,687,764)
Receivable for reclaims	(4,708)
Other assets	1,745
Increase (Decrease) in:
Payable for investment purchased	(810,481)
Payable for unfunded senior loans	1,000,000
Accrued management fees	12,307
Accrued interest on borrowings	(1,646)
Accrued Trustees fees	(2,842)
Accrued other expenses	26,985
Net realized (gain) loss from:
Investments and foreign currency	(18,397,490)
Options written	(348,811)
Swaps	856,940
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(9,107,095)
Forward foreign currency exchange contracts	(52,377)
Options written	52,802
Swaps	1,811,949
Capital gain and return of capital distributions of investments	1,073,575
Proceeds from litigation settlement	44,914
Net cash provided by (used in) operating activities	19,928,232
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	188,150
Proceeds from borrowings	500,000
Cash distributions paid to common shareholders	(20,533,457)
Cost of common shares repurchased and retired	(82,925)
Net cash provided by (used in) financing activities	(19,928,232)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—
Supplemental Disclosures of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,022,442

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share NAV	Ending Market Value
Year Ended 12/31:
2014	$12.84	$0.48	$1.27	$1.75	$(1.03)	$—	$—	$(1.03)	$—	*	$13.56	$11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27
2012	11.37	0.45	1.61	2.06	(0.96)	—	(0.04)	(1.00)	—		12.43	11.60
2011	12.25	0.44	(0.32)	0.12	(1.00)	—	—	(1.00)	—	*	11.37	10.26
2010	11.13	0.36	1.70	2.06	(0.94)	—	—	(0.94)	—	*	12.25	10.89
	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2014	$116,500	$3,320
2013	116,000	3,206
2012	107,800	3,299
2011	97,800	3,318
2010	65,000	4,761

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
	Based on Common Share NAV(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)
Year Ended 12/31:
2014	13.97%	13.82%	$270,328	1.84%	3.56%	N/A	N/A	50%
2013	11.63	5.63	255,916	1.90	3.35	N/A	N/A	54
2012	18.45	22.99	247,826	1.95	3.72	N/A	N/A	50
2011	1.08	3.33	226,702	1.81	3.61	1.73%	3.69%	67
2010	19.18	22.16	244,461	1.78	2.88	1.61	3.06	67

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2014	0.41%
2013	0.47
2012	0.53
2011	0.44
2010	0.38

(d)  After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $0.01 per share.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen").The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management LLC ("Symphony") and Wellington Management Company LLP ("Wellington") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate securities ("REIT") strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund's forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund's investments in swap contracts.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Fund's investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve a new investment management agreement with the Adviser and a new investment sub-advisory agreement with the Sub-Adviser. These new agreements were approved by shareholders of the Fund, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Investment Policy Changes

During August 2014, the Fund's Board of Trustees approved changes to the Fund's investment policies, which are primarily intended to update and clarify the investment parameters used to manage the global equity income portion of the Fund sub-advised by NWQ. The clarifications and changes to the Fund's investment policies that apply to the Fund as a whole, and that apply only to the global equity income strategy portion of the Fund are detailed below. The policy changes were effective September 1, 2014.

The following summarizes the clarifications and changes that apply at the overall Fund level:

•  Provide greater flexibility to invest (up to 60% of the Fund's managed assets) in non-US issues of any currency;

•  Clarify that at least 80% of the Fund's managed assets are invested in income producing or dividend paying securities;

•  Clarify the Fund's use of options for hedging purposes and expand the flexibility for the Fund to write (sell) covered puts and call options for enhancing risk-adjusted returns; and

•  Clarify that the Fund's policies regarding credit ratings do not apply to the global equity income and real estate securities strategy portions of the Fund.

Nuveen Investments

The following summarizes the clarifications and changes that apply only to the global equity income strategy portion of the Fund:

•  Provide that at least 65% of the global equity income strategy is invested in income-producing or dividend-paying securities;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in emerging market issuers;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in convertible securities;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in preferred securities;

•  Provide that a maximum of 20% of the global equity income strategy may be invested in debt: and

•  Clarify that at least 80% of the global equity income strategy is invested in equity security holdings that may include common stocks, preferred stocks, convertible securities, common and preferred securities issued by master limited partnerships (MLPs) and REITS of U.S. and non-U.S. issuers.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of December 31, 2014, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,440,298

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of "Interest" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees (the "Board"), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Nuveen Investments

Notes to Financial Statements (continued)

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2014, the character of distributions to the Fund from the REITs was 73.78% ordinary income, 19.80% long-term capital gains and 6.42% return of REIT capital. For the fiscal year ended December 31, 2013, the character of distributions to the Fund from the REITs was 67.33% ordinary income, 23.25% long-term capital gains and 9.42% return of REIT capital.

For the fiscal years ended December 31, 2014 and December 31, 2013, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2014 and December 31, 2013, are reflected in the accompanying financial statements.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADRs") held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter ("OTC") market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$74,500,313	$15,573,972	**	$—	***	$90,074,285
Real Estate Investment Trust (REIT) Common Stocks	110,219,788	—		—		110,219,788
Convertible Preferred Securities	893,000	—		—		893,000
$25 Par (or similar) Retail Preferred	977,668	—		—		977,668
$1,000 Par (or similar) Institutional Preferred	—	938,125		—		938,125
Variable Rate Senior Loan Interests	—	82,584,257		—	***	82,584,257
Corporate Bonds	—	130,020		—		130,020
Emerging Markets Debt and Foreign Corporate Bonds	—	87,075,527		—		87,075,527
Short-Term Investments:
Repurchase Agreements	—	11,645,568		—		11,645,568
Investments in Derivatives:
Options Written	(25,500)	—		—		(25,500)
Forward Foreign Currency Exchange Contracts****	—	64,834		—		64,834
Interest Rate Swaps****	—	165,203		—		165,203
Total	$186,565,269	$198,177,506		$—	***	$384,742,775

*  Refer to the Fund's Portfolio of Investments for industry and country, where applicable, classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 3. Value equals zero as of the end of the reporting period.

****  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign

Nuveen Investments

currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of December 31, 2014, the Fund's investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$7,363,047	1.9%
Colombia	7,212,315	1.9
Mexico	6,773,293	1.8
Netherlands	6,315,416	1.6
Germany	6,299,228	1.6
Brazil	6,150,917	1.6
Indonesia	5,189,975	1.3
Kazakhstan	4,875,128	1.3
Luxembourg	4,322,723	1.1
Switzerland	4,291,911	1.1
Other countries	75,911,547	19.8
Total non-U.S. securities	$134,705,500	35.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with investments and investments in derivatives are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swaps are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,645,568	$(11,645,568)	$—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments

Notes to Financial Statements (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts ("forward contracts") under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of "Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)" on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period, was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$8,744,049

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$133,049		$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(60,027)	Unrealized depreciation on forward foreign currency exchange contracts, net	(8,188)
Total			$73,022		$(8,188)

Nuveen Investments

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, as well as the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America	$—	$(3,325)	$—	$(3,325)	$—	$(3,325)
BNP Paribas	6,510	(363)	(363)	6,147	—	6,147
Morgan Stanley	81,876	(57,516)	(57,516)	24,360	—	24,360
National Australia Bank	38,304	—	—	38,304	—	38,304
Standard Chartered Bank	—	(4,863)	—	(4,863)	—	(4,863)
UBS AG	6,359	(2,148)	(2,148)	4,211	—	4,211
Total	$133,049	$(68,215)	$(60,027)	$64,834	$—	$64,834

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$329,046	$52,377

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, the Fund continued to utilize interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$80,850,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Nuveen Investments

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$165,203	—	$—

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$165,203	$—	$—	$165,203	$(165,203)	$—

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(856,940)	$(1,811,949)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Average notional amount of outstanding options written*	$(1,503,500)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(25,500)

Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$348,811	$(52,802)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares for the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	Year Ended 12/31/14	Year Ended 12/31/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	4,114
Repurchased and retired	(6,992)	(2,886)
Weighted average:
Price per common share repurchased and retired	$11.84	$10.90
Discount per common share repurchased and retired	12.36%	13.77%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended December 31, 2014, aggregated $186,587,719 and $199,790,733, respectively.

Transactions in options written during the fiscal year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	400	$48,208
Options written	6,124	394,453
Options terminated in closing purchase transactions	(1,443)	(115,449)
Options exercised	(763)	(77,909)
Options expired	(4,118)	(229,397)
Options outstanding, end of period	200	$19,906

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$335,468,616
Gross unrealized:
Appreciation	$61,363,593
Depreciation	(12,293,971)
Net unrealized appreciation (depreciation) of investments	$49,069,622

Permanent differences, primarily due to tax basis earnings and profits adjustments, treatment of notional principal contracts, foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund's components of common share net assets as of December 31, 2014, the Fund's tax year end, as follows:

Paid-in surplus	$(10,715,832)
Undistributed (Over-distribution of) net investment income	10,937,718
Accumulated net realized gain (loss)	(221,886)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2014 and December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net ordinary income[1]	$20,533,457
Distributions from net long-term capital gains	—
Return of capital	—
2013
Distributions from net ordinary income[1]	$16,909,056
Distributions from net long-term capital gains	—
Return of capital	3,031,726

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

As of December 31, 2014, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$7,926,899
Not subject to expiration	—
Total	$7,926,899

During the Fund's tax year ended December 31, 2014, the Fund utilized $16,730,764 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2014, the complex-level fee rate for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of December 31, 2014, the Fund's outstanding unfunded senior loan commitment was $1,000,000.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of December 31, 2014, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a $125 million (maximum commitment amount) senior committed secured 364-day revolving line of credit, renewable annually, with its custodian bank as a means of leverage. As of December 31, 2014, the outstanding balance on these Borrowings was $116.5 million. During the fiscal year ended December 31, 2014, the average daily balance outstanding and average annual interest rate on these Borrowings were $116 million and 0.94%, respectively.

Nuveen Investments

Notes to Financial Statements (continued)

On May 23, 2014, the Fund renewed these Borrowings with its custodian bank through May 22, 2015. The Fund accrues a 0.10% per annum commitment fee on the undrawn balance and also accrued a one-time 0.05% upfront fee based on the maximum commitment amount of the Borrowings through the renewal date.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-Bank Offered Rate) rate plus 0.75% or (b) the Federal Funds rate plus 0.75%.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest and other fees incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	6,992

Nuveen Investments

Annual Fund Information (continued)

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction ("DRD") for corporations and its percentage as qualified dividend income ("QDI") for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JDD
% DRD	6.70%
% QDI	14.72%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

■  Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  JPMorgan Corporate Emerging Markets Bond Index (CEMBI): A global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  JPMorgan Government Bond Index-Emerging Markets (GBI-EM): A comprehensive emerging market debt benchmark that tracks local currency bonds issued by Emerging Market governments. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Nuveen Investments

Glossary of Terms Used in this Report (continued)

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				195

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-B-1214D 6249-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the fund’s current auditor, and Ernst & Young LLP, the fund’s former auditor. The audit fees billed to the fund for the fiscal year 2014 are the only fees that have been billed to the fund by KPMG LLC. All other fees listed in the tables below were billed to the fund by Ernst & Young. For engagements with KPMG LLP and Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2014	$34,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2013	$33,750	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2014	$0	$0	$0	$0
December 31, 2013	$2,500	$0	$0	$2,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)   See Portfolio of Investments in Item 1.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

SECURITY CAPITAL

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.  For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers.  In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies,

Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•                  Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•                  An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•                  Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company, LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments, (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated.  Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.  Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 41 years of experience in the real estate investment business.  He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics.  Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy.  Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.  Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management.  Mr. Statz has 33 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies.  Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.  Mr. Bedell has 28 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).   Other Accounts Managed by Security Capital Research & Management Incorporated— AS OF DECEMBER 31, 2014

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”) Security Capital Research & Management Incorporated (“Adviser”)

(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within each category below

(a)(3) Performance Fee Accounts.  For each of the categories in column (a)(2), provide number of accounts and the total

assets in the accounts with respect to which the advisory fee is based on the performance of the account

(a)(1) Identify portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
manager(s) of the Adviser to be named in the Fund prospectus	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)

Anthony R. Manno Jr.	7	$0.4	2	$0.8	232	$2.6	—	—	—	—	1	$0.1
Kenneth D. Statz	7	$0.4	2	$0.8	224	$2.6	—	—	—	—	1	$0.1
Kevin W. Bedell	7	$0.4	2	$0.8	222	$2.6	—	—	—	—	1	$0.1

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”).  The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy.  Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts.  This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions.  Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts.  Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering.  A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.  If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).         FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager.  None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).         OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2014

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

Wellington Management

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Managing Director, Fixed Income Portfolio Manager and Co-Director of Fixed Income of Wellington Management, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS as of DECEMBER 31, 2014

(a)(2) For each person identified in column (a)(1), provide number of accounts other than the
Funds managed by the person within each category below and the total assets in the accounts managed within each category below

(a)(3) Performance Fee Accounts.   For each of the categories in column
(a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

(a)(1) Identify portfolio manager(s) of	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
the Adviser to be named in the Fund prospectus	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)

James W. Valone	3	$618	30	$14.13	29	$16.77	0	$0	3	$1.63	5	$1.27

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund.  The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.  Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner of Wellington Management is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a Partner.

Item 8(a)(4).         OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James W. Valone	X

Symphony

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

Gunther Stein, is Chief Investment Officer and Chief Executive Officer at Symphony.  Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading.  Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM

As of 12/31/14

Gunther Stein
(a) RICs
Number of accts	18
Assets	$3.740 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	10
Assets	$425 million
Performance fee accts
Number of accts	18
Assets	$2.683 billion

(c) Other
Non-performance fee accts
Number of accts	12
Assets	$181 million
Performance fee accts
Number of accts	6
Assets	$194 million

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.  Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable.  Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).         OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

James Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies.  Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company.  Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED — AS OF DECEMBER 31, 2014

James Stephenson
(a) RICs
Number of accts	2
Assets ($000s)	$238 million

(b) Other pooled accts
Non-performance fee accts
Number of accts	0
Assets ($000s)	0

(c) Other
Non-performance fee accts
Number of accts	1
Assets ($000s)	$1 million
Performance fee accts
Number of accts	0
Assets ($000s)	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•      The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•      With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts.  NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•      Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.  In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•      Overall performance of client portfolios

•      Objective review of stock recommendations and the quality of primary research

•      Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).         OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Stephenson	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2014	0		0	1,992,114
FEBRUARY 1-28, 2014	0		0	1,992,114
MARCH 1-31, 2014	0		0	1,992,114
APRIL 1-30, 2014	0		0	1,992,114
MAY 1-31, 2014	0		0	1,992,114
JUNE 1-30, 2014	0		0	1,992,114
JULY 1-31, 2014	0		0	1,992,114
AUGUST 1-31, 2014	6,992	$11.84	6,992	1,988,008
SEPTEMBER 1-30, 2014	0		0	1,988,008
OCTOBER 1-31, 2014	0		0	1,988,008
NOVEMBER 1-30, 2014	0		0	1,988,008
DECEMBER 1-31, 2014	0		0	1,988,008
TOTAL	6,992

* The registrant’s repurchase program, for the repurchase of 1,995,000 shares, was authorized November 20, 2013.  The program was reauthorized for a maximum repurchase amount of 1,995,000 shares on August 6, 2014.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 6, 2015